      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 19, 1998

                                                      REGISTRATION NO. 333-43793
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 3

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                         FLOUR CITY INTERNATIONAL, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           NEVADA                          1799                        62-1709152
(STATE OR OTHER JURISDICTION   (PRIMARY STANDARD INDUSTRIAL         (I.R.S. EMPLOYER
             OF                 CLASSIFICATION CODE NUMBER)      IDENTIFICATION NUMBER)
      INCORPORATION OR
        ORGANIZATION)

                            ------------------------

                                MICHAEL J. RUSSO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                         FLOUR CITY INTERNATIONAL, INC.
                         915 RIVERVIEW DRIVE, SUITE ONE
                         JOHNSON CITY, TENNESSEE 37601
                                 (423) 928-2724
     (NAME AND ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES AND AGENT FOR SERVICE)

                                WITH COPIES TO:

          WILLIAM J. LOPSHIRE, ESQ.                        GARY J. KOCHER, ESQ.
           MANNING MARDER & WOLFE                        PRESTON GATES & ELLIS LLP
     707 WILSHIRE BOULEVARD, 45TH FLOOR                701 FIFTH AVENUE, SUITE 5000
        LOS ANGELES, CALIFORNIA 90017                 SEATTLE, WASHINGTON 98104-7078
               (213) 624-6900                                 (206) 623-7580

     Approximate Date of Commencement of Proposed Sale to the Public: as soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

        The sole purpose of this Amendment No. 3 to Form S-1 Registration Statement is to file Exhibit No. 10.22 as an Exhibit to the Registration Statement.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENTS

     (a) EXHIBITS


EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
     *1.1        Underwriting Agreement
     *3.1        Amended and Restated Articles of Incorporation of Flour City
                 International, Inc.
     *3.2        Articles of Merger of International Forest Industries, Inc.,
                 and Flour City International, Inc.
     *3.3        By-laws of Flour City International, Inc.
     *4.1        Underwriter's Warrant
     *4.2        Form of Lock-Up Agreement
     *5.1        Opinion of Manning Marder & Wolfe
    *10.1        Share Exchange Agreement between Flour City International,
                 Inc. and John W. Y. Tang, Gold Manor Limited, Dynamic Choice
                 Enterprises and Wilson International Limited dated January
                 17, 1997.
    *10.2        Stock Purchase Agreement between Flour City International,
                 Inc., Armco, Inc., and Flour City Architectural Metals,
                 Inc., dated as of January 1, 1997
    *10.3        Agreement and Plan of Merger by and among Flour City
                 International, Inc. and International Forest Industries,
                 Inc., dated as of April 4, 1997
    *10.4        Flour City International, Inc. 1997 Stock Incentive Plan and
                 Form of Nonqualified Stock Option Agreement
    *10.5        Form of Indemnification Agreement
    *10.6        Employment Agreement between Flour City Architectural
                 Metals, Inc. and Michael J. Russo dated January 17, 1997
    *10.7        Employment Agreement by and between Flour City Architectural
                 Metals (Asia) Limited and John W. Y. Tang dated December 15,
                 1997
    *10.8        Ground and Building Lease Agreement dated December 20, 1993,
                 Consent and Assumption of Lease dated May 27, 1997
    *10.9        Lease Agreement between Douglas Dynamics, LLC and Flour City
                 Architectural Metals, Inc. dated as of January 1, 1997
    *10.10       Asset Transfer Agreement between Flour City Architectural
                 Metals, Inc., and Douglas Dynamics, LLC dated as of January
                 1, 1996
    *10.11       Manufacturing Agreement between Flour City Architectural
                 Metals, Inc., and Douglas Dynamics, LLC dated as of January
                 1, 1997
   +*10.12       Agreement between Flour City Architectural Metals, Inc., and
                 Turner Construction Company dated December 4, 1996
   +*10.13       Purchase Order #32895-1243 for U.C. Davis Medical Center in
                 Sacramento, California
   +*10.14       Trade Contract between Swiss Re Investors, Inc., and Flour
                 City Architectural Metals, Inc., dated May 19, 1997
    *10.15       Employment Agreement by and between Flour City Architectural
                 Metals, Inc. and Roger Ulbricht dated January 16, 1997
     10.16       Removed
    *10.17       Banking Facility Agreement between the Hongkong and Shanghai
                 Banking Corporation Ltd., and Kasion Contracting Co., Ltd.
                 dated July 24, 1997
   +*10.18       Curtain Wall Contract between THK Real Estate Limited and
                 Kasion F.C. Limited dated June 15, 1995
   +*10.19       Shareholder Agreement by and between IMSALUM S.A. de C.V., and Flour City Architectural Metals dated as of January 8,
                 1998
    *10.20       Consent of Paul D. Lynam
    *10.21       Consent of Eugene M. Armstrong
     10.22       Employment Agreement by and between Flour City
                 International, Inc., and Beta Group, Inc., and Thomas P.
                 Scully dated as of April 27, 1998
    *11.1        Flour City International, Inc. Earnings Per Share
    *21.1        List of subsidiaries (See "The Company" in Part I of the
                 Registration Statement)

EXHIBIT NUMBER                           DESCRIPTION
--------------                           -----------
    *23.1        Consent of Deloitte & Touche LLP
    *23.2        Consent of Deloitte Touche Tohmatsu
    *23.3        Consent of Manning Marder & Wolfe (included in Exhibit 5.1)
    *24.1        Power of Attorney (see signature page)
    *27.1        Financial Data Schedule


---------------
* Previously filed

+ Portions of this exhibit have been omitted and filed separately with the Secretary subject to a request for confidential treatment pursuant to Rule 406 promulgated under the Securities Act.

     (b) FINANCIAL STATEMENT SCHEDULES:

     Report of Deloitte & Touche LLP, Independent Auditors

     Report of Deloitte Touche Tohmatsu, Independent Auditors


     Schedule II Valuation and Qualifying Account

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, in the City of Johnson City, State of Tennessee, on the 19th day of May, 1998


                                          FLOUR CITY INTERNATIONAL, INC.


                                          By: /s/ MICHAEL J. RUSSO
                                            ------------------------------------
                                            Michael J. Russo
                                            Chief Executive Officer and
                                              President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated below on the 19th day of May, 1998.



                       SIGNATURE                                             TITLE
                       ---------                                             -----

/s/ MICHAEL J. RUSSO                                      Chief Executive Officer, President
--------------------------------------------------------  and Director
Michael J. Russo                                          (Principal Executive Officer)

*                                                         Interim Chief Financial Officer
--------------------------------------------------------  (Principal Financial and
Thomas P. Scully                                          Principal Accounting Officer)

*                                                         Director
--------------------------------------------------------
John W.Y. Tang

*                                                         Director
--------------------------------------------------------
Johnson K. Fong




* By: /s/ MICHAEL J. RUSSO
--------------------------------------------------------
     Attorney-in-fact

                                 EXHIBIT INDEX

                                                                        SEQUENTIALLY
EXHIBIT                                                                   NUMBERED
 NUMBER                            DESCRIPTION                              PAGE
--------                           -----------                          -------------
  *1.1     Underwriting Agreement......................................
  *3.1     Amended and Restated Articles of Incorporation of Flour City
           International, Inc. ........................................
  *3.2     Articles of Merger of International Forest Industries, Inc.,
           and Flour City
           International, Inc. ........................................
  *3.3     By-laws of Flour City International, Inc. ..................
  *4.1     Underwriter's Warrant.......................................
  *4.2     Form of Lock-Up Agreement...................................
  *5.1     Opinion of Manning Marder & Wolfe...........................
 *10.1     Share Exchange Agreement between Flour City International,
           Inc. and John W. Y. Tang, Gold Manor Limited, Dynamic Choice
           Enterprises and Wilson International Limited dated January
           17, 1997....................................................
 *10.2     Stock Purchase Agreement between Flour City International,
           Inc., Armco, Inc., and Flour City Architectural Metals,
           Inc., dated as of January 1, 1997...........................
 *10.3     Agreement and Plan of Merger by and among Flour City
           International, Inc. and International Forest Industries,
           Inc., dated as of April 4, 1997.............................
 *10.4     Flour City International, Inc. 1997 Stock Incentive Plan and
           Form of Nonqualifed Stock Option Agreement..................
 *10.5     Form of Indemnification Agreement...........................
 *10.6     Employment Agreement between Flour City Architectural
           Metals, Inc. and Michael J. Russo dated January 17, 1997....
 *10.7     Employment Agreement by and between Flour City Architectural
           Metals (Asia) Limited and John W. Y. Tang dated December 15,
           1997........................................................
 *10.8     Ground and Building Lease Agreement dated December 20, 1993,
           Consent and Assumption of Lease dated May 27, 1997..........
 *10.9     Lease Agreement between Douglas Dynamics, LLC and Flour City
           Architectural Metals, Inc. dated as of January 1, 1997......
 *10.10    Asset Transfer Agreement between Flour City Architectural
           Metals, Inc., and Douglas Dynamics, LLC dated as of January
           1, 1996.....................................................
 *10.11    Manufacturing Agreement between Flour City Architectural
           Metals, Inc., and Douglas Dynamics, LLC dated as of January
           1, 1997.....................................................
+*10.12    Agreement between Flour City Architectural Metals, Inc., and
           Turner Construction Company dated December 4, 1996..........
+*10.13    Purchase Order #32895-1243 for U.C. Davis Medical Center in
           Sacramento, California......................................
+*10.14    Trade Contract between Swiss Re Investors, Inc., and Flour
           City Architectural Metals, Inc., dated May 19, 1997.........
 *10.15    Employment Agreement by and between Flour City Architectural
           Metals, Inc. and Roger Ulbricht dated January 16, 1997......
  10.16    Removed.....................................................
 *10.17    Banking Facility Agreement between the Hongkong and Shanghai
           Banking Corporation Ltd., and Kasion Contracting Co., Ltd.
           dated July 24, 1997.........................................
+*10.18    Curtain Wall Contract between THK Real Estate Limited and
           Kasion F.C. Limited dated June 15, 1995.....................

                                                                        SEQUENTIALLY
EXHIBIT                                                                   NUMBERED
 NUMBER                            DESCRIPTION                              PAGE
--------                           -----------                          -------------
+*10.19    Shareholder Agreement by and between IMSALUM S.A. de C.V., and Flour City Architectural Metals dated as of January 8,
           1998........................................................
 *10.20    Consent of Paul D. Lynam....................................
 *10.21    Consent of Eugene M. Armstrong..............................
  10.22    Employment Agreement by and between Flour City
           International, Inc., and Beta Group, Inc., and Thomas P.
           Scully dated as of April 27, 1998...........................
 *11.1     Flour City International, Inc. Earnings Per Share...........
 *21.1     List of subsidiaries (See "The Company" in Part I of the
           Registration Statement).....................................
 *23.1     Consent of Deloitte & Touche LLP............................
 *23.2     Consent of Deloitte Touche Tohmatsu.........................
 *23.3     Consent of Manning Marder & Wolfe (included in Exhibit
           5.1)........................................................
 *24.1     Power of Attorney (see signature page)......................
 *27.1     Financial Data Schedule.....................................


---------------
 * Previously filed

 + Portions of this exhibit have been omitted and filed separately with the Secretary subject to a request for confidential treatment pursuant to Rule 406 promulgated under the Securities Act.